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                                                                  EXHIBIT 10.N.1

                             AMENDMENT NO. 4 TO THE
                               EL PASO CORPORATION

                     KEY EXECUTIVE SEVERANCE PROTECTION PLAN

         Pursuant to Section 8.1 of the El Paso Corporation Key Executive Severance Protection Plan, Amended and Restated effective as of August 1, 1998, as amended (the "Plan"), Appendix II of the Plan is hereby amended, as attached, to remove certain Executive Employees who are no longer active employees eligible to participate in the Plan and add an Executive Employee whose participation in the Plan has been approved by the Board through the Compensation Committee effective as of September 2, 2003.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 2nd day of September, 2003.

                                         EL PASO CORPORATION


                                         By:      /s/ Gary J. Konnie
                                             -----------------------------------
                                                      Gary J. Konnie
                                               Its Senior Vice President
                                                     Human Resources

Attest:

/s/ David L. Siddall
--------------------------------
Corporate Secretary


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                                   APPENDIX II

                               EL PASO CORPORATION
                     KEY EXECUTIVE SEVERANCE PROTECTION PLAN

         The following individuals are deemed to be participants in the Plan as of each individual's effective date of participation ("Effective Date of Participation").

Employee                                        Effective Date of Participation

Robert W. Baker                                 November 7, 2002
Randy L. Bartley                                November 7, 2002
Stephen C. Beasley                              November 7, 2002
James J. Cleary                                 November 7, 2002
Daniel F. Collins                               November 7, 2002
Bruce Connery                                   November 7, 2002
John T. Elzner                                  November 7, 2002
Rodney D. Erskine                               December 4, 2001
Douglas L. Foshee                               September 2, 2003
Greg G. Gruber                                  November 7, 2002
John L. Harrison                                November 7, 2002
Peggy A. Heeg                                   December 4, 2001
John J. Hopper                                  November 7, 2002
Harvey R. Klingensmith                          November 7, 2002
Gary J. Konnie                                  November 7, 2002
Charles W. Latch                                November 7, 2002
Daniel B. Martin                                November 7, 2002
Graciela E. Martinez                            November 7, 2002
Kevin J. McMichael                              November 7, 2002
D. Dwight Scott                                 October 1, 2002
David L. Siddall                                November 7, 2002
Judy A. Vandagriff                              November 7, 2002
Gene W. Waguespack                              November 7, 2002
James C. Yardley                                November 7, 2002
David E. Zerhusen                               October 1, 2002

Acknowledged and Accepted the 2nd day of September, 2003.

By:       /s/ Gary J. Konnie
    ---------------------------------
    Gary J. Konnie
    Its Senior Vice President
    Human Resources